EXHIBIT 23.1


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated March 26, 1998 included (or incorporated by reference) in Complete Management, Inc.'s Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this registration statement on Form S-8.


                                          /S/ ARTHUR ANDERSEN LLP

New York, New York
April 16, 1998